UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/30/2011

Jagged Peak, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-31715

Nevada	91-2007478
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3000 Bayport Drive, Suite 250, Tampa, FL 33607
(Address of principal executive offices, including zip code)

800 430 1312
(Registrant’s telephone number, including area code)

2701 North Rocky Point Drive, Suite 1250, Tampa, FL 33607
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

TAMPA, FLORIDA - (24-7 Press Release) - Wednesday, November 30, 2011 - Jagged Peak, Inc. (OTC BB: JGPK), a leading provider of enterprise-class eCommerce solutions and supply chain services announced today that Albert Narvades has been appointed Senior Vice President and Chief Financial Officer (CFO) effective November 21. Mr. Narvades replaces Andrew Norstrud who held the position of CFO at Jagged Peak since October 2005.

Item 9.01.    Financial Statements and Exhibits

99.1 Press release dated November 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jagged Peak, Inc.

Date: November 30, 2011	By:	/s/ Albert Narvades
Albert Narvades
Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	eCommerce Solutions Provider Jagged Peak Appoints Albert Narvades As Chief Financial Officer